October 3, 2016

TOUCHSTONE STRATEGIC TRUST

TOUCHSTONE DYNAMIC EQUITY FUND (the "Fund")

Supplement to the Statement of Additional Information ("SAI") dated April 30, 2016

In the section of the Fund's SAI entitled “The Sub-Advisors and Portfolio Managers”, under the heading “Dynamic Equity Fund”, the following sentence is inserted under the heading “Analytic Investors, LLC ("Analytic")”:

Analytic is a wholly-owned subsidiary of Wells Capital Management, Inc. Wells Capital Management, Inc. is an indirect wholly–owned subsidiary of Wells Fargo & Company.

Please contact your financial advisor or Touchstone at 800.543.0407 if you have any questions.

P.O. Box 9878 · Providence, RI 02940-8078
Ph: 800.543.0407 · TouchstoneInvestments.com

Touchstone Funds are distributed by Touchstone Securities, Inc.*
*A registered broker-dealer and member FINRA and SIPC
A Member of Western & Southern Financial Group

Please retain this Supplement for future reference.

TSF–54CC–TST–SAI–S1–1610